Exhibit 10.1

AMENDMENT TO AMENDED EMPLOYMENT AGREEMENT

This Amendment (“Amendment”) to Amended Employment Agreement is made effective February 13, 2009, by and between Maurice R. Ferré, M.D. (“Executive”) and MAKO Surgical Corp. (“Company”).

Recitals

WHEREAS, Executive and Company entered into that certain Amended Employment Agreement, dated November 12, 2007 (the “Agreement”); and

WHEREAS, Employee and Company, pursuant to Section 10.1 of the Agreement, now seek to formally amend the Agreement by way of this Amendment;

NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained in the Agreement and this Amendment, the parties hereby agree as follows:

1.	Section 8.3(i) of the Agreement is hereby deleted in its entirety and replaced with the following provision:

“Become employed by, own, operate, manage, direct, invest in (except through a mutual fund), or otherwise, directly or indirectly, engage in, or be employed by, any entity or person which competes with the Business (as hereinafter defined) within the Territory. For purposes of this Agreement, “Business” shall mean an image guided surgical device and/or software used in combination with any surgical robotic device and/or software in the field of orthopedics. For purposes of this Agreement, “Territory” shall mean the United States of America.”

2.         Except as expressly provided herein, all terms and conditions set forth in the Agreement to which this Amendment applies, shall remain in full force and effect. In the event of a conflict between this Amendment and the Agreement, this Amendment shall be controlling.

3.         This Amendment may be executed in counterparts, each of which are deemed to be original, but both of which together constitute one and the same instrument. Copies of signatures sent by facsimile transmission are deemed to be originals for purposes of execution and proof of this Amendment.

IN WITNESS WHEREOF, the parties have duly executed this Amendment to be effective as of the day and year first above written.

MAKO SURGICAL CORP.		EXECUTIVE

By:	/s/ S. Morry Blumenfeld, Ph.D.	By:	/s/ Maurice R. Ferré, M.D.
	S. Morry Blumenfeld, Ph.D. Chairman, Compensation Committee		Maurice R. Ferré, M.D.

Date: February 17, 2009		Date: February 17, 2009

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